UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported) – August 7, 2003

US Oncology, Inc.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0-26190	84-1213501
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

16825 Northchase Drive, Suite 1300

Houston, Texas 77060

(Address of principal executive offices including zip code)

(832) 601-8766

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit

99.1	Press Release of US Oncology, Inc. dated August 7, 2003

ITEM 9. REGULATION FD DISCLOSURE

and

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 7, 2003, US Oncology, Inc. issued a press release announcing its earnings for the second quarter of fiscal year 2003. A copy of the press release is furnished herewith as an exhibit.

The information furnished in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” with the SEC and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2003

US ONCOLOGY, INC.

By:	/s/ Phillip H. Watts
Name: Phillip H. Watts Title: Vice President - General Counsel